Wilshire Variable Insurance Trust	SUMMARY PROSPECTUS MAY 1, 2011
Wilshire 2025 ETF Fund
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), both dated May 1, 2011, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.wilfunds.com/vit, email a request to wilshirefunds@seic.com, call (888) 200-6796, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Wilshire 2025 ETF Fund’s (“2025 ETF Fund” or “Fund”) investment objective is to provide high total return until its target retirement date. Thereafter the 2025 ETF Fund’s objective will be to seek high current income and, as a secondary objective, capital appreciation. The investment objective of the 2025 ETF Fund may be changed without a shareholder vote.

Fees and Expenses of the 2025 ETF Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the 2025 ETF Fund. The table below does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.20%
Acquired Fund Fees and Expenses	0.21%
Gross Annual Expenses	0.91%
Less Expense Reimbursement1	(0.10)%
Total Annual Fund Operating Expenses	0.81%

(1)
Wilshire has contractually agreed to waive Management Fees and/or reimburse expenses for the Fund through April 30, 2012, so that the Total Annual Operating Expenses for the Fund, excluding the fees and expenses of the ETFs, will not exceed 0.60% (the “Expense Limitation” ). Total Annual Operating Expenses are the sum of the Fund’s direct annual operating expenses and of the Fund’s indirect ETF fees and expenses. Wilshire may recoup the amount of any management fee waived within three years after the year in which Wilshire incurred the expense if the recoupment does not exceed the existing expense limitation.

Example: This example is intended to help you compare the cost of investing in the 2025 ETF Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the 2025 ETF Fund’s operating expenses remain the same. The example does not reflect expenses that apply to separate accounts or related annuity contracts, and if such expenses were reflected, fees would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 83	$ 280	$ 494	$1,110

Portfolio Turnover

The 2025 ETF Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the 2025 ETF Fund’s performance. During the most recent fiscal year, the 2025 ETF Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The 2025 ETF Fund operates under a fund of funds structure. The 2025 ETF Fund seeks to achieve its investment objective by investing primarily in a portfolio of unaffiliated exchange traded funds ("ETFs"), which are funds traded on national securities exchanges with listed securities, in accordance with weightings determined by Wilshire Associates Incorporated ("Wilshire"). The ETFs, in turn, in an attempt to approximate the investment performance of their respective benchmarks, invest in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures and other instruments in accordance with their own investment policies and strategies.

In managing the 2025 ETF Fund, Wilshire focuses on four key principles: asset allocation, portfolio structure, investment time horizon and continuous fund management. Asset allocation across appropriate asset classes is the central theme of Wilshire’s investment philosophy. The 2025 ETF Fund invests in the ETFs according to a moderate asset allocation strategy designed for investors planning to retire in 2025, plus or minus two to three years. Wilshire seeks to reduce risk by investing in ETFs that are diversified within each asset class. The amounts invested in each of the ETFs will vary from time to time depending on the investment time horizon and Wilshire’s assessment of business, economic and market

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conditions, including any potential advantage of price shifts between the equity markets and the fixed income markets. The 2025 ETF Fund’s asset allocation will become more conservative over time. In general, however, Wilshire does not anticipate making frequent changes in asset allocation and will not attempt to time the market. As of the date of this Prospectus, the target asset allocation for the 2025 ETF Fund is 38% invested in ETFs which invest in fixed income securities and 62% invested in ETFs which invest in equity securities. Within 5 to 10 years after 2025, the 2025 ETF Fund’s target asset allocation should be approximately 70% invested in ETFs which invest in fixed income securities and 30% in ETFs which invest in equity securities.

Principal Risks

You may lose money by investing in the 2025 ETF Fund. In addition, by investing in the Fund, an investor assumes the same types of risks, either directly or indirectly, as investing in the ETFs. For the 2025 ETF Fund, the risks are as follows:

ETF Risk. ETFs in which the 2025 ETF Fund may invest involve certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. Moreover, an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Investing in ETFs, which are investment companies, involve duplication of advisory fees and certain other expenses.

Fund of Funds Risk. The Fund invest in ETFs. Shareholders of the Fund bear their proportionate share of the ETFs’ fees and expenses as well as their share of the Fund’s fees and expenses. As a result, your cost of investing will be higher than the cost of investing directly in ETFs and may be higher than mutual funds that invest directly in stocks and bonds. Also, the Fund may be prevented from fully allocating assets to certain ETFs due to fund-of-funds investment limitations.

Future Developments. An ETF may take advantage of other investment practices that are not currently contemplated for use by ETFs, or are not available but may yet be developed, to the extent such investment practices are consistent with an ETF’s investment objective and legally permissible for the ETF. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Market Risk. For equity securities, stock market movements will affect an ETF’s share price on a daily basis. Declines in value are possible because of declines in the stock market in general or because of a decline in the specific securities held by an ETF. There is also the possibility that the price of the security will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single company, industry, sector or the market as a whole. For debt securities, the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole.

Recent Market Events Risk. The equity and debt capital markets in the U.S. and elsewhere have experienced unprecedented volatility in the past several years. This financial crisis had caused a significant decline in the value and liquidity of many securities and may create a higher degree of volatility in the net asset values of many mutual funds, including the Fund. Because these events are unprecedented, it is difficult to predict their magnitude or duration. Changes in market conditions will not have the same impact on all types of securities.

In response to the crisis, the U.S. Government and the Federal Reserve have taken steps to support financial markets. The withdrawal of this support could negatively impact the value and liquidity of certain securities. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Portfolio Strategy Risk. The performance of an ETF is in part dependent upon an ETF’s investment adviser’s skill in making appropriate investments. To the extent that an ETF’s investments differ from the portfolio represented by the benchmark, there exists the potential for volatility of the return of the ETF relative to its index. As the industry and sector composition of the market or index changes over time, the implementation of an ETF’s strategy can lead to substantial differences in the sector or industry allocation of the ETF relative to the market or index.

Capitalization Risk. This is the risk of investments in small-capitalization companies. Investments in small-cap companies tend to be more volatile than investments in large-cap companies. An ETF’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets or financial resources. This risk is greater for those ETFs with higher asset allocations to small-cap equities.

Credit Risk. For debt securities, credit risk is the possibility that an issuer or counterparty to a contract will fail to make timely payments of interest or principal to an ETF. The credit risk of an ETF depends on the credit quality of its underlying securities. In general, for debt securities, the lower the credit quality of an ETF’s securities, the higher the ETF’s risk, all other factors such as maturity being equal.

Currency Risk. Non-U.S. dollar-denominated securities are subject to fluctuations in the exchange rates between the U.S. dollar and foreign currencies which may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments, and may widen any losses.

Derivatives Risk. When an ETF uses derivatives (securities whose value is based upon the value of another security or an index) to hedge positions in the portfolio, any loss generated by the derivative security should be substantially offset by gains on the hedged investment and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent that a derivative is not used as a hedge (i.e., for speculation), an ETF is directly exposed to the potential gains and losses of that derivative. Gains and losses from non-hedging derivative positions may be substantially greater than the derivative’s original cost. To the extent that an ETF uses derivatives, an ETF will (to the extent required by applicable law) either (1) segregate cash or liquid assets in the prescribed amount or (2) otherwise “cover” its future obligations under the transaction, such as by holding an offsetting investment.

Equity Securities Risks. Equity investments, including common stocks, tend to be more volatile than bonds or money market instruments. To the extent an ETF is invested in equity securities, the value of the ETF’s shares will go up and down due to movement in the collective returns of the individual securities held by the ETF. Common stocks are subordinate to preferred stocks in a company’s capital structure, and if a company is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of those who own common stocks.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent an ETF invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

Foreign (Non-U.S.) Risk. An ETF’s investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect an ETF’s investments in a country other than the United States. To the extent an ETF invests in a particular country or geographic region, the ETF may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater for those ETFs with higher asset allocations to non-U.S. equities.

Inflation Risk. This is the risk that the value of assets or income from an ETF’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the ETF’s assets can decline as can the value of distributions.

Interest Rate Risk. For debt securities, interest rate risk is the possibility that the price will fall because of changing interest rates. In general, debt security prices move inversely to changes in interest rates. If interest rates rise, bond prices generally fall; if interest rates fall, bond prices generally rise. In addition, for a given change in interest rates, longer-maturity bonds fluctuate more in price (gaining or losing more in value) than shorter-maturity bonds.

Investment Style Risk. During certain market conditions, an ETF with a more specific investment style (such as value or growth) may perform less well than an ETF that allows greater flexibility in the investment of assets.

Liquidity Risk. An ETF may invest in certain securities that may be difficult or impossible to sell at a certain time and at a price that the ETF finds to be favorable. An ETF may have to accept an unfavorable price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on portfolio management or investment performance.

Prepayment Risk. Mortgage-backed securities are subject to the risk of unanticipated prepayments of principal with respect to mortgages in the security’s underlying pool of assets. While principal prepayments are passed through to the holders of the securities, prepayments also reduce the future payments on such securities and may reduce their value. Mortgage-backed securities are subject to the risk that an unexpected rise in interest rates will extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security’s value. Mortgage-backed securities are subject to the risk that an unexpected decline in interest rates will contract the life of a mortgage-backed security, thereby affecting its prepayment schedule, which may affect the value of the security.

Real Estate Investment Trust Risk. REITs are subject to a variety of factors affecting the real estate market generally, such as economic conditions, overbuilding, mortgage rates and availability. In addition, REITs have additional risks because REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

Reinvestment Risk. During periods of falling interest rates, a debt security with a high stated interest rate may be prepaid (or “called”) prior to its expected maturity date. If, during periods of falling interest rates, a debt security with a high stated interest rate is called, the unanticipated proceeds would likely be invested at lower interest rates, and an ETF’s income or yield may decline. Call provisions, which may lead to reinvestment risk, are most common for intermediate- and long-term municipal, corporate and mortgage-backed securities. To the extent securities subject to call were acquired at a premium, the potential for appreciation in the event of a decline in interest rates may be limited and may even result in losses.

Performance

The information below provides an illustration of how the 2025 ETF Fund’s performance has varied over time. The bar chart and table provide some indication of the risks of investing in the 2025 ETF Fund by showing the changes in the 2025 ETF Fund’s investment performance from year to year during the periods indicated and by showing how the average annual total returns for the one-year and since inception periods compare with a broad-based securities market index. The total return figures do not reflect expenses that apply to the separate account or related annuity contracts. The inclusion of these charges would reduce the total return figures for all periods shown. The 2025 ETF Fund’s past investment performance does not necessarily indicate how it will perform in the future.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 13.11% (quarter ended 09/30/09) and the lowest return for a quarter was -13.38% (quarter ended 12/31/08).

Average Annual Total Returns	Inception Date	1 year	Since Inception
2025 ETF Fund	5/1/06	11.77%	1.50%
Wilshire 5000 IndexSM (reflects no deduction for fees, expenses or taxes)	5/1/06	17.17%	1.70%
S&P Target Date 2025 Index (reflects no deduction for fees, expenses or taxes)	5/1/06	13.82%	3.09%

Management

Adviser and Portfolio Manager

Wilshire Associates Incorporated

Victor S. Zhang, Managing Director of Wilshire Associates Incorporated and Head of Investments for Wilshire Funds Management, serves as a portfolio manager for the 2025 ETF Fund. He has served as a portfolio manager since 2010.

James St. Aubin, Vice President and Portfolio Manager of Wilshire Associates Incorporated, serves as a portfolio manager for the 2025 ETF Fund. He has served as a portfolio manager of the Fund since 2010.

Nathan R. Palmer, CFA, Vice President and Portfolio Manager of Wilshire Funds Management, serves as a portfolio manager for the 2025 ETF Fund. He has served as a portfolio manager of the Fund since 2011.

Tax Information

While the Fund expects to make distributions of income and/or capital gains, if any, annually, individual investors do not own shares of the Fund directly. Rather shares of the Fund are sold through separate accounts of the insurance company from which an investor has purchased a variable annuity, variable life insurance contract, and/or retirement plan. An investor should refer to the prospectus for the variable annuity or variable life insurance contract or to the retirement plan documents for tax information regarding those products.

Financial Intermediary Compensation

Shares of the Fund are only sold to insurance company separate accounts. The Fund or its distributor may pay the insurance companies (or their affiliates) or other financial intermediaries for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the insurance companies (or their affiliates) or other financial intermediaries to recommend the Fund over another investment. Please contact your insurance company for more information.

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